

Join Us to Learn More About CĪON Investment Corporation

A Business Development Company

Hosted By:	[Rep Name]- Title [BD Firm Name]
Date & Time:	[Date & Time]
Guest Speaker:	[CĪON External Name]- Regional Vice President CĪON Securities, LLC
Location:	[Venue Name] [Address • City, State Zip]
RSVP:	[RSVP Contact Name] [email • phone]

You are invited to our investment seminar to learn about CĪON Investment Corporation ("CĪON"), a non-traded Business Development Company, or BDC, that focuses on middle market loans and seeks to invest primarily in the senior secured debt of private and thinly-traded U.S. middle market companies.

The Market Opportunity

The credit crisis that began in 2007 and other more recent market events have significantly impacted traditional lenders, reducing the supply of credit to middle market companies. We hope you can join us to learn how CĪON intends to invest in this underserved market.

This is neither an offer to sell nor a solicitation to purchase securities. Such an offer may only be made by means of a prospectus which will be provided to you at the seminar. Additional copies of the prospectus may also be obtained by contacting CĪON Securities, LLC at 800.435.5697 or by visiting www.cioninvestmentcorp.com.

Non-traded BDCs may not be suitable for all investors and are considered speculative involving high degrees of risk, including the risk of a substantial loss of investment. They are illiquid investments because they are not listed on any exchange and no secondary market is expected to develop. Please read the prospectus, including the "Risk Factors" section, carefully prior to making any investment decision and consider the risks, charges, expenses and other important information described therein.

Securities offered through [Broker Dealer Firm Name], member FINRA/SIPC. CĪON Securities, LLC and its subsidiaries are not affiliated with [Broker Dealer Firm Name].